News Release FOR IMMEDIATE RELEASE DUKE REALTY REPORTS SECOND QUARTER 2022 EARNINGS (INDIANAPOLIS, July 27, 2022) – Duke Realty Corporation (NYSE: DRE), the largest domestic-only logistics REIT, today reported earnings for the second quarter of 2022. Quarterly Highlights Complete reconciliations, in dollars and per share amounts, of (i) net income to funds from operations ("FFO"), as defined by Nareit, as well as to Core FFO, and (ii) earnings before income taxes to same property net operating income, on a cash basis, ("SPNOI - Cash") are included in the financial tables included in this release. The company's financial results for the quarter were as follows: Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Net Income per Diluted Share $0.27 $0.91 FFO per Diluted Share $0.45 $0.82 Core FFO per Diluted Share $0.48 $0.92 Growth in SPNOI - Cash 5.9% 6.5 % Distributions The company's board of directors will approve the quarterly cash distribution on its common stock in a future meeting. Pursuant to the terms of the merger agreement, the dividend is expected to have the same record and payment dates as the Prologis second quarter dividend. 2022 Earnings Guidance In light of the company’s proposed merger with Prologis announced in June 2022, the Company will no longer provide guidance nor is it affirming past guidance. Exhibit 99.1

FFO and AFFO Reporting Definitions FFO: FFO is a non-GAAP performance measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit"). It is calculated as net income attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP"), excluding depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to our business), gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities, all net of related taxes. We believe FFO to be most directly comparable to net income attributable to common shareholders as defined by GAAP. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Core FFO: Core FFO is computed as FFO adjusted for certain items that can create significant earnings volatility and do not directly relate to our core business operations. The adjustments include gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities, costs directly attributable to our proposed merger with Prologis, the expense impact of non- incremental costs attributable to successful leasing activities, mark-to-market adjustments associated with derivative financial instruments and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities. Although our calculation of Core FFO differs from Nareit’s definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. AFFO: AFFO is defined by the company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, amortization of above and below market lease intangibles and lease concession, non-cash components of interest expense including interest rate hedge amortization, stock compensation expense and after similar adjustments for unconsolidated partnerships and joint ventures. Same-Property Performance The company includes same-property net operating income growth as a property-level supplemental measure of performance. The company utilizes same-property net operating Duke Realty Reports Second Quarter 2022 Earnings July 27, 2022 Page 2 of 6

income growth as a supplemental measure to evaluate property-level performance, and jointly-controlled properties are included at the company's ownership percentage. A reconciliation of income before income taxes to same-property net operating income is included in the financial tables to this release. A description of the properties that are excluded from the company’s same-property net operating income measure is included on page 19 of its June 30, 2022 supplemental information. About Duke Realty Corporation Duke Realty Corporation owns and operates approximately 167.3 million rentable square feet of industrial assets in 19 major logistics markets. Duke Realty Corporation is publicly traded on the NYSE under the symbol DRE and is a member of the S&P 500 Index. More information about Duke Realty Corporation is available at www.dukerealty.com. Second Quarter Earnings Call and Supplemental Information Due to the company's proposed merger with Prologis, a second quarter 2022 conference call will not be held. A copy of the company's supplemental information will be available by 6:00 p.m. ET today through the Investor Relations section of the company's website. Cautionary Notice Regarding Forward-Looking Statements The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Duke Realty operate as well as beliefs and assumptions of Prologis and Duke Realty. Such statements involve uncertainties that could significantly impact Prologis’ or Duke Realty’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward- looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or Duke Realty expects or anticipates will occur in the future — including statements relating to any possible transaction between Prologis and Duke Realty, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or Duke Realty operate, Prologis’ and Duke Realty’s respective debt, capital structure and financial position, Prologis’ and Duke Realty’s respective ability to earn revenues from co-investment ventures, form new co-investment ventures and the availability of capital in existing or new co-investment ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and Duke Realty believe the expectations reflected in any forward- Duke Realty Reports Second Quarter 2022 Earnings July 27, 2022 Page 3 of 6

looking statements are based on reasonable assumptions, neither Prologis nor Duke Realty can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and Duke Realty’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and Duke Realty management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Duke Realty’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and Duke Realty to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets, interest rates and foreign currency exchange rates; (xiv) increased or unanticipated competition for Prologis’ or Duke Realty’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Prologis and Duke Realty maintain and their credit ratings; (xviii) risks related to Prologis’ and Duke Realty’s investments in co-investment ventures, including Prologis’ and Duke Realty’s ability to establish new co-investment ventures; (xix) risks of doing business internationally, including currency risks; (xx) environmental uncertainties, including risks of natural disasters; (xxi) risks related to the coronavirus pandemic; and (xxii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and Duke Realty’s respective Annual Reports on Form 10-K for the year ended December 31, Duke Realty Reports Second Quarter 2022 Earnings July 27, 2022 Page 4 of 6

2021. Neither Prologis nor Duke Realty undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law. Additional Information In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (“Form S-4”), which will include a document that serves as a prospectus of Prologis and a joint proxy statement of Prologis and Duke Realty (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to Prologis’ and Duke Realty’s shareholders. Investors and security holders will be able to obtain the Form S-4 and the joint proxy statement/prospectus free of charge from the SEC’s website or from Prologis or Duke Realty. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the SEC Filings section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111. The documents filed by Duke Realty with the SEC may be obtained free of charge at Duke Realty’s website at the SEC Filings section of http://investor.dukerealty.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Duke Realty by requesting them from Investor Relations by mail at 8711 River Crossing Blvd. Indianapolis, IN 46240. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Prologis and Duke Realty and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its proxy statement dated March 25, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form 8-K/A filed with the SEC on April 5, 2022. Information about Duke Realty’s directors and executive officers is available in Duke Realty’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Duke Realty Reports Second Quarter 2022 Earnings July 27, 2022 Page 5 of 6

its proxy statement dated March 2, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form 8-K filed with the SEC on April 27, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or Duke Realty as indicated above. Contact Information: Investors: Ron Hubbard 317.808.6060 Media: Gene Miller 317.808.6195 Duke Realty Reports Second Quarter 2022 Earnings July 27, 2022 Page 6 of 6

Duke Realty Corporation and Subsidiaries
Consolidated Statement of Operations
(Unaudited and in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2022	2021	**2022**	2021
Revenues:				
Rental and related revenue	**$ 280,145**	$ 253,971	**$ 555,359**	$ 512,150
General contractor and service fee revenue	**5,143**	17,721	**8,092**	48,834
	285,288	271,692	**563,451**	560,984
Expenses:				
Rental expenses	**21,240**	18,515	**46,526**	46,645
Real estate taxes	**43,728**	41,368	**87,656**	82,538
General contractor and other services expenses	**3,730**	14,066	**5,199**	43,529
Depreciation and amortization	**93,944**	91,729	**187,945**	185,302
	162,642	165,678	**327,326**	358,014
Other operating activities:				
Equity in earnings of unconsolidated joint ventures	**5,565**	10,590	**9,380**	26,858
Gain on sale of properties	**24,832**	95,183	**235,579**	116,543
Gain on land sales	**2,025**	9,900	**3,117**	11,138
Other operating expenses	**(531)**	(338)	**(1,310)**	(1,483)
Impairment charges	**(1,563)**	—	**(1,563)**	—
Non-incremental costs related to successful leases	**(3,502)**	(4,027)	**(9,014)**	(6,985)
General and administrative expenses	**(27,496)**	(15,879)	**(51,409)**	(40,096)
	(670)	95,429	**184,780**	105,975
Operating income	**121,976**	201,443	**420,905**	308,945
Other income (expenses):				
Interest and other income, net	**939**	1,673	**1,764**	2,136
Interest expense	**(18,734)**	(21,072)	**(38,733)**	(43,579)
Loss on debt extinguishment	**—**	(3,938)	**(21,948)**	(4,008)
Gain on involuntary conversion	**—**	3,222	**—**	3,222
Income before income taxes	**104,181**	181,328	**361,988**	266,716
Income tax expense	**(493)**	(3,672)	**(6,823)**	(8,856)
Net income	**103,688**	177,656	**355,165**	257,860
Net income attributable to noncontrolling interests	**(1,218)**	(1,839)	**(3,774)**	(2,681)
Net income attributable to common shareholders	**$ 102,470**	$ 175,817	**$ 351,391**	$ 255,179
Net income per share attributable to common shareholders - basic	**$ 0.27**	$ 0.47	**$ 0.91**	$ 0.68
Net income per share attributable to common shareholders - diluted	**$ 0.27**	$ 0.47	**$ 0.91**	$ 0.68

Duke Realty Corporation and Subsidiaries Consolidated Balance Sheets (Unaudited and in thousands) June 30, 2022 December 31, 2021 ASSETS Real estate investments: Real estate assets $ 9,994,446 $ 9,616,076 Construction in progress 997,320 744,871 Investments in and advances to unconsolidated joint ventures 207,977 168,336 Undeveloped land 600,292 473,317 11,800,035 11,002,600 Accumulated depreciation (1,808,388) (1,684,413) Net real estate investments 9,991,647 9,318,187 Real estate investments and other assets held-for-sale — 144,651 Cash and cash equivalents 44,195 69,752 Accounts receivable 13,208 13,449 Straight-line rent receivable 194,474 172,225 Receivables on construction contracts, including retentions 35,651 57,258 Deferred leasing and other costs, net 341,923 337,936 Other escrow deposits and other assets 337,184 332,197 Total assets $ 10,958,282 $ 10,445,655 LIABILITIES AND EQUITY Indebtedness: Secured debt, net of deferred financing costs $ 57,150 $ 59,418 Unsecured debt, net of deferred financing costs 3,831,530 3,629,864 3,888,680 3,689,282 Liabilities related to real estate investments held-for-sale — 6,278 Construction payables and amounts due subcontractors, including retentions 123,428 107,009 Accrued real estate taxes 87,569 77,464 Accrued interest 22,925 20,815 Other liabilities 365,680 339,023 Tenant security deposits and prepaid rents 62,247 66,823 Total liabilities 4,550,529 4,306,694 Shareholders' equity: Common shares 3,848 3,825 Additional paid-in capital 6,262,634 6,143,147 Accumulated other comprehensive loss (26,233) (28,011) Retained earnings (distributions in excess of net income) 60,571 (75,210) Total shareholders' equity 6,300,820 6,043,751 Noncontrolling interests 106,933 95,210 Total equity 6,407,753 6,138,961 Total liabilities and equity $ 10,958,282 $ 10,445,655

Duke Realty Corporation and Subsidiaries
Summary of EPS, FFO and AFFO
Three Months Ended June 30,

(Unaudited and in thousands, except per share amounts)

	2022			2021		
	Amount	Wtd. Avg. Shares	Per Share	Amount	Wtd. Avg. Shares	Per Share
Net income attributable to common shareholders	**$ 102,470**			**$ 175,817**		
Less dividends on participating securities	(319)			(365)		
Net income per common share-basic	**102,151**	**384,519**	**$ 0.27**	**175,452**	**376,020**	**$ 0.47**
Add back:						
Noncontrolling interest in earnings of unitholders	1,128	4,022		1,738	3,770	
Other potentially dilutive securities	—	658		365	1,831	
Net income attributable to common shareholders-diluted	**$ 103,279**	**389,199**	**$ 0.27**	**$ 177,555**	**381,621**	**$ 0.47**
Reconciliation to FFO						
Net income attributable to common shareholders	**$ 102,470**	**384,519**		**$ 175,817**	**376,020**	
Adjustments:						
Depreciation and amortization	93,944			91,729		
Depreciation, amortization and other - unconsolidated joint ventures	2,999			2,012		
Gain on sales of properties	(24,832)			(95,183)		
Gain on land sales	(2,025)			(9,900)		
Impairment charges	1,563			—		
Income tax expense not allocable to FFO	493			3,672		
Gain on sales of real estate assets - unconsolidated joint ventures	(1,497)			(7,360)		
Noncontrolling interest share of adjustments	(731)			149		
Nareit FFO attributable to common shareholders - basic	**172,384**	**384,519**	**$ 0.45**	**160,936**	**376,020**	**$ 0.43**
Noncontrolling interest in income of unitholders	1,128	4,022		1,738	3,770	
Noncontrolling interest share of adjustments	731			(149)		
Other potentially dilutive securities		1,727			1,831	
Nareit FFO attributable to common shareholders - diluted	**$ 174,243**	**390,268**	**$ 0.45**	**$ 162,525**	**381,621**	**$ 0.43**
Gain on involuntary conversion	—			(3,222)		
Loss on debt extinguishment - including share of unconsolidated joint venture	—			3,938		
Non-incremental costs related to successful leases	3,502			4,027		
Unconsolidated joint ventures share of unrealized derivative gain	(224)			—		
Merger related costs	10,000			—		
Core FFO attributable to common shareholders - diluted	**$ 187,521**	**390,268**	**$ 0.48**	**167,268**	**381,621**	**$ 0.44**
AFFO						
Core FFO - diluted	$ 187,521	390,268	$ 0.48	$ 167,268	381,621	$ 0.44
Adjustments:						
Straight-line rental income and expense	(11,642)			(6,571)		
Amortization of above/below market rents and concessions	(3,513)			(2,611)		
Stock based compensation expense	2,309			5,625		
Noncash interest expense	2,496			2,378		
Second generation concessions	(213)			(1,355)		
Second generation tenant improvements	(8,387)			(4,604)		
Second generation leasing costs	(8,666)			(8,297)		
Building improvements	(3,860)			(1,814)		
AFFO - diluted	**$ 156,045**	**390,268**		**$ 150,019**	**381,621**

Duke Realty Corporation and Subsidiaries
Summary of EPS, FFO and AFFO
Six Months Ended June 30,

(Unaudited and in thousands, except per share amounts)

	2022			2021		
	Amount	Wtd. Avg. Shares	Per Share	Amount	Wtd. Avg. Shares	Per Share
Net income attributable to common shareholders	**$ 351,391**			**$ 255,179**		
Less dividends on participating securities	(645)			(735)		
Net income per common share-basic	**350,746**	**383,619**	**$ 0.91**	**254,444**	**374,850**	**$ 0.68**
Add back:						
Noncontrolling interest in earnings of unitholders	3,591	3,915		2,499	3,673	
Other potentially dilutive securities	645	1,731		735	1,811	
Net income attributable to common shareholders-diluted	**$ 354,982**	**389,265**	**$ 0.91**	**257,678**	**380,334**	**$ 0.68**
Reconciliation to FFO						
Net income attributable to common shareholders	**$ 351,391**	**383,619**		**$ 255,179**	**374,850**	
Adjustments:						
Depreciation and amortization	187,945			185,302		
Depreciation, amortization and other - unconsolidated joint ventures	6,297			4,269		
Gain on sales of properties	(235,579)			(116,543)		
Gain on land sales	(3,117)			(11,138)		
Income tax expense not allocable to FFO	6,823			8,856		
Impairment charges	1,563			—		
Gain on sales of real estate assets - unconsolidated joint ventures	(1,497)			(20,108)		
Noncontrolling interest share of adjustments	379			(492)		
Nareit FFO attributable to common shareholders - basic	**314,205**	**383,619**	**$ 0.82**	**305,325**	**374,850**	**$ 0.81**
Noncontrolling interest in income of unitholders	3,591	3,915		2,499	3,673	
Noncontrolling interest share of adjustments	(379)			492		
Other potentially dilutive securities		1,731			1,811	
Nareit FFO attributable to common shareholders - diluted	**$ 317,417**	**389,265**	**$ 0.82**	**$ 308,316**	**380,334**	**$ 0.81**
Gain on involuntary conversion	—			(3,222)		
Loss on debt extinguishment - including share of unconsolidated joint venture	22,031			4,071		
Non-incremental costs related to successful leases	9,014			6,985		
Unconsolidated joint ventures share of unrealized derivative gain	(787)			—		
Merger related costs	10,000			—		
Core FFO attributable to common shareholders - diluted	**$ 357,675**	**389,265**	**$ 0.92**	**$ 316,150**	**380,334**	**$ 0.83**
AFFO						
Core FFO - diluted	$ 357,675	389,265	$ 0.92	$ 316,150	380,334	$ 0.83
Adjustments:						
Straight-line rental income and expense	(22,113)			(15,204)		
Amortization of above/below market rents and concessions	(6,416)			(5,466)		
Stock based compensation expense	20,408			20,004		
Noncash interest expense	5,059			4,747		
Second generation concessions	(1,114)			(1,636)		
Second generation tenant improvements	(11,531)			(8,527)		
Second generation leasing costs	(15,675)			(16,769)		
Building improvements	(4,438)			(3,118)		
AFFO - diluted	**$ 321,855**	**389,265**		**$ 290,181**	**380,334**

Duke Realty Corporation and Subsidiaries Reconciliation of Same Property Net Operating Income Growth (Unaudited and in thousands) Three Months Ended June 30, 2022 June 30, 2021 Income before income taxes $ 104,181 $ 181,328 Share of same property NOI from unconsolidated joint ventures 6,754 6,599 Income and expense items not allocated to segments 112,491 16,294 Earnings from service operations (1,413) (3,655) Properties not included and other adjustments (39,993) (28,704) Same property NOI - Cash Basis $ 182,020 $ 171,862 Percent Change 5.9 % Six Months Ended June 30, 2022 June 30, 2021 Income from continuing operations before income taxes $ 361,988 $ 266,716 Share of same property NOI from unconsolidated joint ventures 13,354 13,145 Income and expense items not allocated to segments 61,956 121,309 Earnings from service operations (2,893) (5,305) Properties not included and other adjustments (74,789) (58,332) Same property NOI - Cash Basis $ 359,616 $ 337,533 Percent Change 6.5%